Exhibit 99.01

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 BANK OF NAPA, N.A. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Pacific Standard Time, on [•], 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/BNNP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proposals — The Board of Directors recommends a vote FOR each of the proposals. For Against Abstain ForAgainst Abstain 1. Merger Agreement. To approve an Agreement to Merge and Plan of Reorganization dated as of July 31, 2017 by and among Bank of Marin Bancorp, Bank of Marin and Bank of Napa, N.A. 2. Adjournment. To approve one or more adjournments of the Special Meeting, including adjournments to permit further solicitation of proxies in favor of the proposal to approve the merger agreement. 3. Other Business. To transact such other business as may properly come before the Special Meeting. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 4 7 8 7 1 1 02OGQB MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SHAREHOLDER MEETING INFORMATION

. Materials relating to the Special shareholder meeting are available at: www.edocumentview.com/BNNP q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — BANK OF NAPA, N.A. SPECIAL MEETING OF SHAREHOLDERS [•], 2017, [•] P.M. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of Bank of Napa, N.A. (the “Bank”) hereby nominates, constitutes and appoints Greg Alan Bennett and Malcolm Alison Mackenzie, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Bank of Napa, N.A. held of record by the undersigned as of [•], 2017, the record date with respect to this solicitation, at the Special Meeting of Shareholders of the Bank to be held at the Bank’s headquarters at 2007 Redwood Rd., Napa, Ca 94558 at [•] p.m., on [•], 2017 and any postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE “FOR” EACH OF THE LISTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.